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                                                                   EXHIBIT 10.13


                       MASTER LOAN AND SECURITY AGREEMENT

            THIS AGREEMENT dated as of May 22, 1998, is made by AboveNet Communications, Inc. (the "Borrower"), a California corporation having its principal place of business and chief executive office at 50 W. San Fernando Street #1010, San Jose, California 95113 in favor of Transamerica Business Credit Corporation, a Delaware corporation (the "Lender"), having its principal office at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018.

            WHEREAS, the Borrower has requested that the Lender make Loans to it from time to time; and

            WHEREAS, the Lender has agreed to make such Loans on the terms and conditions of this Agreement.

            NOW, THEREFORE, in consideration of the premises and to induce the Lender to extend credit, the Borrower hereby agrees with the Lender as follows:

            SECTION 1.  DEFINITIONS.

            As used herein, the following terms shall have the following meanings, and shall be equally applicable to both the singular and plural forms of the terms defined:

Additional Collateral shall have the meaning specified in Section 2(b).

Agreement shall mean this Master Loan and Security Agreement together with all schedules and exhibits hereto, as amended, supplemented, or otherwise modified from time to time.

Applicable Law shall mean the laws of the State of Illinois (or any jurisdiction whose laws are mandatorily applicable notwithstanding the parties' choice of Illinois law) or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

Business Day shall mean any day other than a Saturday, Sunday, or public holiday or the equivalent for banks in New York City.

Code shall have the meaning specified in Section 8(d).

Collateral shall have the meaning specified in Section 2.

Collateral Access Agreement shall mean any landlord waiver, mortgage waiver, bailee letter, or similar acknowledgement of any warehouseman or processor in possession of any Equipment.

Effective Date shall mean the date on which all of the conditions specified in
Section 3.3 shall have been satisfied.

Equipment shall have the meaning specified in Section 2.

Equity Funding Requirement shall mean that Borrower shall have received at least $7,000,000 net proceeds from its Series D or similar preferred stock financing.

Event of Default shall mean any event specified in Section 7.

Financial Statements shall have the meaning specified in Section 6.1.




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GAAP shall mean generally accepted accounting principles in the United States of America, as in effect from time to time.

Loans shall mean the loans and financial accommodations made by the Lender to the Borrower in accordance with terms of this Agreement and the Notes.

Loan Documents shall mean, collectively, this Agreement, the Notes, and all other documents, agreements, certificates, instruments, and opinions executed and delivered in connection herewith and therewith, as the same may be modified, extended, restated, or supplemented from time to time.

Material Adverse Change shall mean, with respect to any Person, a material adverse change in the business, prospects, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of such Person taken as a whole.

Material Adverse Effect shall mean, with respect to any Person, a material adverse effect on the business, prospects, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of such Person taken as a whole.

Note shall mean each Promissory Note made by the Borrower in favor of the Lender, as amended, supplemented, or otherwise modified from time to time.

Obligations shall mean all indebtedness, obligations, and liabilities of the Borrower under the Notes and under this Agreement, whether on account of principal, interest, indemnities, fees (including, without limitation, attorneys' fees, remarketing fees, origination fees, collection fees, and all other professionals' fees), costs, expenses, taxes, or otherwise.

Permitted Liens shall mean such of the following as to which no enforcement, collection, execution, levy, or foreclosure proceeding shall have been commenced: (a) liens for taxes, assessments, and other governmental charges or levies or the claims or demands of landlords, carriers, warehousemen, mechanics, laborers, materialmen, and other like Persons arising by operation of law in the ordinary course of business for sums which are not yet due and payable, or liens which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP; (b) deposits or pledges to secure the payment of worker's compensation, unemployment insurance, or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business; (c) licenses, restrictions, or covenants for or on the use of the Equipment which do not materially impair either the use of the Equipment in the operation of the business of the Borrower or the value of the Equipment; (d) attachment or judgment liens that do not constitute an Event of Default; (e) security interests in and liens granted to current and future lenders to the Borrower which are subordinate to the security interest and lien granted to Lender hereunder; and (f) with respect to the Additional Collateral only, senior security interests and liens in favor of Silicon Valley Bank.

Person shall mean any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party, or government (including any division, agency, or department thereof), and the successors, heirs, and assigns of each.

Schedule shall mean each Schedule in the form of Schedule A hereto delivered by the Borrower to the Lender from time to time.

Solvent means, with respect to any Person, that as of the date as to which such Person's solvency is measured.

              (a) the fair saleable value of its assets is in excess of the total amount of its liabilities (including contingent liabilities as valued in accordance with GAAP) as they become absolute and matured;


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              (b)    it has sufficient capital to conduct its business; and

              (c)    it is able generally to meet its debts as they mature.

Taxes shall have the meaning specified in Section 5.5.

              SECTION 2. CREATION OF SECURITY INTEREST; COLLATERAL. (a) The Borrower hereby assigns and grants to the Lender a continuing general, first priority lien on, and security interest in, all the Borrower's right, title, and interest in and to the collateral described in the next sentence (the "Collateral") to secure the payment and performance of all the Obligations. Subject to paragraph (b) below, the Collateral consists of all equipment set forth on all the Schedules delivered from time to time under the terms of this Agreement (the "Equipment"), together with all present and future additions, parts, accessories, attachments, substitutions, repairs, improvements, and replacements thereof or thereto, and any and all proceeds thereof, including, without limitation, proceeds of insurance and all manuals, blueprints, know-how, warranties, and records in connection therewith, all rights against suppliers, warrantors, manufacturers, sellers, or others in connection therewith, and together with all substitutes for any of the foregoing.

              (b) In addition to the foregoing, for the period beginning on the date hereof and ending on the date that the Equity Funding Requirement is met, the Borrower hereby assigns and grants to the Lender a continuing general lien on, and security interest in, all the Borrower's right, title, and interest in and to the collateral described in the next sentence (the "Additional Collateral") to secure the payment and performance of all the Obligations. The Additional Collateral consists of

                     (i) all present and future machinery, equipment, furniture, fixtures, leasehold improvements, conveyors, tools, materials, storage and handling equipment, hydraulic presses, cutting equipment, computer equipment and hardware, including central processing units, terminals, drives, memory units, printers, keyboards, screens, peripherals and input or output devices, molds, dies, stamps, and other equipment of every kind and nature and wherever situation now or hereafter owned and held for use by the Borrower or in which the Borrower may have any interest as lessee (to the extent of such interest), together with all additions and accessions thereto, all replacements and all accessories and parts therefore, all manuals, blueprints, know-how, warranties and records in connection therewith (including, without limitation, any computer software, whether on tape, disc, card, strip or cartridge or in any other form) and all rights against suppliers, warrantors, manufacturers, and sellers or others in connection therewith, together with all substitutes for any of the foregoing;

                     (ii) all present and future goods intended for sale, lease or other disposition by the Borrower including, without limitation, all raw materials, work in process, systems, accessories, spare parts, finished goods and other retail inventory, goods in the possession of outside processors or other third parties, consigned goods (to the extent of the consignee's interest therein), materials, parts and supplies of any kind, nature or description which are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of any such goods, all documents of title or documents representing the same and all records, files and writings (including, without limitation, any computer software, whether on tape, disc, card, strip or cartridge or in any other form) with respect thereto;

                     (iii) all of the Borrower's present and future accounts (including rights to receive payments for goods sold or services rendered arising out of the sale or delivery of personal property or work done or labor performed), contract rights, agreements, understandings, open purchase and sale orders, promissory notes, chattel paper, documents, tax refunds, rights to receive tax refunds, bonds, certificates, insurance proceeds, patents, patent applications, copyrights (registered and unregistered), royalties, licenses, rights to receive fees, royalties and other payments under license agreements, permits, franchise rights, authorizations, customer and supplier lists, rights of indemnification, contribution and subrogation, leases,



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              computer tapes, programs, discs and software, trade secrets, computer service contracts, trademarks, trade names, service marks and names, logos, goodwill, deposits, causes of action, chooses in action, judgments, designs, blueprints, quotations and bids, plans, specifications, sales literature, know-how, all other general intangibles, claims against third parties of every kind or nature, investment securities, notes, drafts, acceptances, letters of credit and rights to receive payments under letters of credit, deposit accounts, book accounts, prepaid expenses, credits and reserves and all forms of obligations whatsoever owing, instruments, documents of title, leasehold rights, including in any goods, books, ledgers, files (including credit and project files) and records (including tax records) with respect to any collateral or security, together with all right, title, security and guaranties with respect to thereto, including any right of stoppage in transit; and

                     (iv)   all proceeds of the foregoing.

              SECTION 3. THE CREDIT FACILITY.

                     SECTION 3.1. BORROWINGS. Each Loan shall be in an amount not less than $100,000 and in no event shall the sum of the aggregate Loans made exceed the amount of the Lender's written commitment to the Borrower in effect from time to time. Notwithstanding anything herein to the contrary, the Lender shall be obligated to make the initial Loan and each other Loan only after the Lender, in its sole discretion, determines that the applicable conditions for borrowing contained in Sections 3.3 and 3.4 are satisfied. The timing and financial scope of Lender's obligation to make Loans hereunder are limited as set forth in a commitment letter executed by Lender and Borrower, dated as of April 29, 1998 and attached hereto as Exhibit A (the "Commitment Letter").

                     SECTION 3.2. APPLICATION OF PROCEEDS. The Borrower shall not directly or indirectly use any proceeds of the Loans, or cause, assist, suffer, or permit the use of any proceeds of the Loans, for any purpose other than for the purchase, acquisition, installation, or upgrading of Equipment or the reimbursement of the Borrower for its purchase, acquisition, installation, or upgrading of Equipment.

                     SECTION 3.3. CONDITIONS TO INITIAL LOAN.

              (a) The obligation of the Lender to make the initial Loan is subject to the Lender's receipt of the following, each dated the date of the initial Loan or as of an earlier date acceptable to the Lender, in form and substance satisfactory to the Lender and its counsel:

                     (i) completed requests for information (Form UCC-11) listing all effective Uniform Commercial Code financing statements naming the Borrower as debtor and all tax lien, judgment, and litigation searches for the Borrower as the Lender shall deem necessary or desirable;

                     (ii) Uniform Commercial Code financing statements (Form UCC-1) duly executed by the Borrower (naming the Lender as secured party and the Borrower as debtor and in form acceptable for filing in all jurisdictions that the Lender deems necessary or desirable to perfect the security interests granted to it hereunder) and, if applicable, termination statements or other releases duly filed in all jurisdiction that the Lender deems necessary or desirable to perfect and protect the priority of the security interests granted to it hereunder in the Equipment related to such initial Loan;

                     (iii) a Note duly executed by the Borrower evidencing the amount of such Loan;

                     (iv) a Collateral Access Agreement duly executed by the lessor or mortgagee, as the case may be, of premises in Vienna, Virginia where the Equipment is located;

                     (v) certificates of insurance required under Section 5.4 of this Agreement together with loss payee endorsements for all such policies naming the Lender as lender loss payee and as an additional insured;



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          (vi)  a copy of the resolutions of the Board of Directors of the
     Borrower (or a unanimous consent of directors in lieu thereof) authorizing the execution, delivery, and performance of this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, attached to which is a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (A) that the copy of the resolutions is true, complete, and accurate, that such resolutions have not been amended or modified since the date of such certification and are in full force and effect and (B) the incumbency, names, and true signatures of the officers of the Borrower authorized to sign the Loan Documents to which it is a party;

          (vii) the opinion of counsel for the Borrower covering such matters incident to the transactions contemplated by this Agreement as the Lender may reasonably require; and

          (viii) such other agreements and instruments as the Lender deems necessary in its sole and absolute discretion in connection with the transactions contemplated hereby.

     (b) There shall be no pending or, to the knowledge of the Borrower after due inquiry, threatened litigation, proceeding, inquiry, or other action (i) seeking an injunction or other restraining order, damages, or other relief with respect to the transactions contemplated by this Agreement or the other Loan Documents or thereby or (ii) which affects or could affect the business, prospects, operations, assets, liabilities, or condition (financial or otherwise) of the Borrower, except, in the case of clause (ii), where such litigation, proceeding, inquiry, or other action could not be expected to have a Material Adverse Effect in the judgment of the Lender.

     (c) The Borrower shall have paid all fees and expenses required to be paid by it to the Lender as of such date.

     (d) The security interests in the Collateral and the Additional Collateral granted in favor of the Lender under this Agreement shall have been duly perfected and, with respect to the Equipment related to the initial Loan, shall constitute first priority liens.

          SECTION 3.4. CONDITIONS PRECEDENT TO EACH LOAN. The obligation of the Lender to make each Loan is subject to the satisfaction of the following conditions precedent:

     (a) the Lender shall have received the documents, agreements, and instruments set forth in Section 3.3(a)(i) through (v) applicable to such Loan, each in form and substance satisfactory to the Lender and its counsel and each dated the date of such Loan or as of an earlier date acceptable to the Lender;

     (b) the Lender shall have received a Schedule of the Equipment related to such Loan, in form and substance satisfactory to the Lender and its counsel, and the security interests in such Equipment related to such loan granted in favor of the Lender under this Agreement shall have been duly perfected and shall constitute first priority liens;

     (c) all representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct on and as of the date of such Loan as if then made, other than representations and warranties that expressly relate solely to an earlier date, in which case they shall have been true and correct as of such earlier date;

     (d) no Event of Default or event which with the giving of notice or the passage of fame, or both, would constitute an Event of Default shall have occurred and be continuing or would result from the making of the requested Loan as of the date of such request; and

     (e) the Borrower shall be deemed to have hereby reaffirmed and ratified all security interests, liens, and other encumbrances heretofore granted by the Borrower to the Lender.




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     SECTION 4.     THE BORROWER'S REPRESENTATIONS AND WARRANTIES.

          SECTION 4.1.   GOOD STANDING; QUALIFIED TO DO BUSINESS. The Borrower
(a) is duly organized, validly existing, and in good standing under the laws of the State of its organization, (b) has the power and authority to own its properties and assets and to transact the business in which it is presently, or proposes to be, engaged, and (c) is duly qualified and authorized to do business and is in good standing in every jurisdiction in which the failure to be so qualified could have a Material Adverse Effect on (i) the Borrower, (ii) the Borrower's ability to perform its obligations under the Loan Documents, or (iii) the rights of the Lender hereunder.

          SECTION 4.2. DUE EXECUTION, ETC. The execution, delivery, and performance by the Borrower of each of the Loan Documents to which it is a party are within the powers of the Borrower, do not contravene the organizational documents, if any, of the Borrower, and do not (a) violate any law or regulation, or any order or decree of any court or governmental authority, (b) conflict with or result in a breach of, or constitute a default under, any material indenture, mortgage, or deed of trust or any material lease, agreement, or other instrument binding on the Borrower or any of its properties, or (c) require the consent, authorization by, or approval of or notice to or filing or registration with any governmental authority or other Person. This Agreement is, and each of the other Loan Documents to which the Borrower is or will be a party, when delivered hereunder or thereunder, will be, the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general principles of equity.

          SECTION 4.3. SOLVENCY; NO LIENS. The Borrower is Solvent and will be Solvent upon the completion of all transactions contemplated to occur hereunder (including, without limitations, the Loan to be made on the Effective Date); the security interests granted herein constitute and shall at all times constitute the first and only liens on the Collateral other than Permitted Liens, and, with respect to the Additional Collateral, the first lien other than the lien of Silicon Valley Bank; and the Borrower is, or will be at the time additional Collateral is acquired by it, the absolute owner of the Collateral with full right to pledge, sell, consign, transfer, and create a security interest therein, free and clear of any and all claims or liens in favor of any other Person other than Permitted Liens.

          SECTION 4.4. NO JUDGMENTS, LITIGATION. No judgments are outstanding against the Borrower nor is there now pending or, to the best of the Borrower's knowledge after diligent inquiry, threatened any litigation, contested claim, or governmental proceeding by or against the Borrower except judgments and pending or threatened litigation, contested claims, and governmental proceedings which would not, in the aggregate, have a Material Adverse Effect on the Borrower.

          SECTION 4.5. NO DEFAULTS. The Borrower is not in default or has not received a notice of default under any material contract, lease, or commitment to which it is a party or by which it is bound. The Borrower knows of no dispute regarding any contract, lease, or commitment which could have a Material Adverse Effect on the Borrower.

          SECTION 4.6. COLLATERAL LOCATIONS. On the date hereof, each item of the Collateral is located at the place of business specified in the applicable Schedule.

          SECTION 4.7. NO EVENTS OF DEFAULT. No Event of Default has occurred and is continuing nor has any event occurred which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

          SECTION 4.8. NO LIMITATION ON LENDER'S RIGHTS. Except as permitted herein, none of the Collateral is subject to contractual obligations that may restrict or inhibit the Lender's rights or abilities to sell or dispose of the Collateral or any part thereof after the occurrence of an Event of Default.




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                SECTION 4.9.    PERFECTION AND PRIORITY OF SECURITY INTEREST.
This Agreement creates a valid and, upon completion of all required filings of financing statements, perfected first priority and exclusive security interest in the Collateral, and, subject to the senior lien of Silicon Valley Bank, in the Additional Collateral, securing the payment of all the Obligations.

                SECTION 4.10. MODEL AND SERIAL NUMBERS. The Schedules set forth the true and correct model number and serial number of each item of Equipment that constitutes Collateral.

                SECTION 4.11. ACCURACY AND COMPLETENESS OF INFORMATION. All data, reports, and information heretofore, contemporaneously, or hereafter furnished by or on behalf of the Borrower in writing to the Lender or for purposes of or in connection with this Agreement or any other Loan Document, or any transaction contemplated hereby or thereby, are or will be true and accurate in all material respects on the date as of which such data, reports, and information are dated or certified and not incomplete by omitting to state any material fact necessary to make such data, reports, and information not misleading at such time. There are no facts now known to the Borrower which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect and which have not been specified herein, in the Financial Statements, or in any certificate, opinion, or other written statement previously furnished by the Borrower to the Lender.

                SECTION 4.12. PRICE OF EQUIPMENT. The cost of each item of Equipment does not exceed the fair and usual price for such type of equipment purchased in like quantity and reflects all discounts, rebates and allowances for the Equipment (including, without limitation, discounts for advertising, prompt payment, testing, or other services) given to the Borrower by the manufacturer, supplier, or any other person.

        SECTION 5.  COVENANTS OF THE BORROWER.

                SECTION 5.1. EXISTENCE, ETC. The Borrower shall: (a) retain its existence and its current yearly accounting cycle, (b) maintain in full force and effect all licenses, bonds, franchises, leases, trademarks, patents, contracts, and other rights necessary or desirable to the profitable conduct of its business unless the failure to do so could not reasonably be expected to have a Material Adverse Effect on the Borrower, (c) continue in, and limit its operations to, the same general lines of business as those presently conducted by it, and (d) comply with all applicable laws and regulations of any federal, state, or local governmental authority, except for such laws and regulations the violations of which would not, in the aggregate, have a Material Adverse Effect on the Borrower.

                SECTION 5.2. NOTICE TO THE LENDER. As soon as possible, and in any event within five days after the Borrower learns of the following, the Borrower will give written notice to the Lender of (a) any proceeding instituted or threatened to be instituted by or against the Borrower in any federal, state, local, or foreign court or before any commission or other regulatory body (federal, state, local, or foreign) involving a sum, together with the sum involved in all other similar proceedings, in excess of $50,000 in the aggregate, (b) any contact that is terminated or amended and which has had or could reasonably be expected to have a Material Adverse Effect on the Borrower, (c) the occurrence of any Material Adverse Change with respect to the borrower, and (d) the occurrence of any Event of Default or event or condition which, with notice or lapse of time or both, would constitute an Event of Default, together with a statement of the action which the Borrower has taken or proposes to take with respect thereto.

                SECTION 5.3. MAINTENANCE OF BOOKS AND RECORDS. The Borrower will maintain books and records pertaining to the Collateral in such detail, form, and scope as the Lender shall require in its commercially reasonable judgment. The Borrower agrees that the Lender or its agents may enter upon the Borrower's premises at any time and from time to time during normal business hours, and at any time upon the occurrence and continuance of an Event of Default, for the purpose of inspecting the Collateral and any and all records pertaining thereto.

                SECTION 5.4 INSURANCE. The Borrower will maintain insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, and covering such risks as are at


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all times satisfactory to the Lender. All such policies shall be made payable to the Lender, in case of loss, under a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Lender may reasonably require to protect the Lender's interests in the Collateral and to any payments to be made under such policies. Certificates of insurance policies are to be delivered to the Lender, premium prepaid, with the loss payable endorsement in the Lender's favor, and shall provide for not less than thirty days' prior written notice to the Lender, of any alteration or cancellation of coverage. If the Borrower fails to maintain such insurance, the Lender may, arrange for (at the Borrower's expense and without any responsibility on the Lender's part for) obtaining the insurance. Unless the Lender shall otherwise agree with the Borrower in writing, the Lender shall have the sole right, in the name of the Lender or the Borrower, to file claims under any insurance policies, to receive and give acquittance for any payments that may be payable thereunder, and to execute any endorsements, receipts, releases, assignments, reassignments, or other documents that may be necessary to effect the collection, compromise, or settlement of any claims under any such insurance policies.

          SECTION 5.5. TAXES. The Borrower will pay, when due, all taxes, assessments, claims, and other charges ("Taxes") lawfully levied or assessed against the Borrower or the Collateral other than taxes that are being diligently contested in good faith by the Borrower by appropriate proceedings promptly instituted and for which an adequate reserve is being maintained by the Borrower in accordance with GAAP. If any Taxes remain unpaid after the date fixed for the payment thereof, or if any lien shall be claimed therefor, then, without notice to the Borrower, but on the Borrower's behalf, the Lender may pay such Taxes, and the amount thereof shall be included in the Obligations.

          SECTION 5.6. BORROWER TO DEFEND COLLATERAL AGAINST CLAIMS; FEES ON COLLATERAL. The Borrower will defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein. The Borrower will not permit any notice creating or otherwise relating to liens on the Collateral or any portion thereof to exist or be on file in any public office other than Permitted Liens. The Borrower shall promptly pay, when payable, all transportation, storage, and warehousing charges and license fees, registration fees, assessments, charges, permit fees, and taxes (municipal, state, and federal) which may now or hereafter be imposed upon the ownership, leasing, renting, possession, sale, or use of the Collateral, other than taxes on or measured by the Lender's income and fees, assessments, charges, and taxes which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP.

          SECTION 5.7. NO CHANGE OF LOCATION, STRUCTURE, OR IDENTITY. The Borrower will not (a) change the location of its chief executive office or establish any place of business other than those specified herein or (b) move or permit the movement of any item of Collateral from the location specified in the applicable Schedule, except that the Borrower may change its chief executive office and keep Collateral at other locations within the United States provided that the Borrower has delivered to the Lender (i) prior written notice thereof and (ii) duly executed financing statements and other agreements and instruments (all in form and substance satisfactory to the Lender) necessary or, in the opinion of the Lender, desirable to perfect and maintain in favor of the Lender a first priority security interest in the Collateral. Notwithstanding anything to the contrary in the immediately preceding sentence, the Borrower may keep any Collateral consisting of motor vehicles or rolling stock at any location in the United States provided that the Lender's security interest in any such Collateral is conspicuously marked on the certificate of title thereof and the Borrower has complied with the provisions of Section 5.9.

          SECTION 5.8. USE OF COLLATERAL; LICENSES; REPAIR. The Collateral shall be operated by competent, qualified personnel in connection with the Borrower's business purposes, for the purpose for which the Collateral was designed and in accordance with applicable operating instructions, laws, and government regulations, and the Borrower shall use every reasonable precaution to prevent loss or damage to the Collateral from fire and other hazards. The Collateral shall not be used or operated for personal, family, or household purposes. The Borrower shall procure and maintain in effect all orders, licenses, certificates, permits, approvals, and consents required by federal, state, or local laws or by any governmental body, agency, or authority in connection with the delivery, installation, use, and operation of the Collateral. The Borrower shall keep all of the Equipment in a satisfactory state of repair and satisfactory operating condition in accordance with industry standards, and will make all repairs and replacements when and where necessary and practical. The Borrower will not waste or destroy the

Equipment or any part thereof, and will not be negligent in the care or use thereof. The Equipment shall not be annexed or affixed to or become part of any realty without the Lender's prior written consent.

     SECTION 5.9. FURTHER ASSURANCES. The Borrower will, promptly upon request by the Lender, execute and deliver or use its best efforts to obtain any document required by the Lender (including, without limitation, warehouseman or processor disclaimers, mortgagee waivers, landlord disclaimers, or subordination agreements with respect to the Obligations and the Collateral), give any notices, execute and file any financing statements, mortgages, or other documents (all in form and substance satisfactory to the Lender), mark any chattel paper, deliver any chattel paper or instruments to the Lender, and take any other actions that are necessary or, in the opinion of the Lender, desirable to perfect or continue the perfection and the first priority of the Lender's security interest in the Collateral, to protect the Collateral against the rights, claims, or interests of any Persons, or to effect the purposes of this Agreement. The Borrower hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. To the extent required under this Agreement, the Borrower will pay all costs incurred in connection with any of the foregoing.

     SECTION 5.10. NO DISPOSITION OF COLLATERAL. The Borrower will not in any way hypothecate or create or permit to exist any lien, security interest, charge, or encumbrance on or other interest in any of the Collateral, except for the lien and security interest granted hereby and Permitted Liens which are junior to the lien and security interest of the Lender, and the Borrower will not sell, transfer, assign, pledge, collaterally assign, exchange, or otherwise dispose of any of the Collateral. In the event the Collateral, or any part thereof, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interest of the Lender shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange, or other disposition, and the Borrower will hold the proceeds thereof in a separate account for the benefit of the Lender. Following such a sale, the Borrower will transfer such proceeds to the Lender in kind.

     SECTION 5.11. NO LIMITATION ON LENDER'S RIGHTS. The Borrower will not enter into any contractual obligations which may restrict or inhibit the Lender's rights or ability to sell or otherwise dispose of the Collateral or any part thereof.

     SECTION 5.12. PROTECTION OF COLLATERAL. Upon notice to the Borrower (provided that if an Event of Default has occurred and is continuing the Lender need not give any notice), the Lender shall have the right at any time to make any payments and do any other acts the Lender may deem necessary to protect its security interests in the Collateral, including, without limitation, the rights to satisfy, purchase, contest, or compromise any encumbrance, charge, or lien which, in the reasonable judgment of the lender, appears to be prior to or superior to the security interests granted hereunder, and appear in, and defend any action or proceeding purporting to affect its security interests in, or the value of, any of the Collateral. The Borrower hereby agrees to reimburse the Lender for all payments made and expenses incurred under this Agreement including reasonable fees, expenses, and disbursements of attorneys and paralegals (including the allocated costs of in-house counsel) acting for the Lender, including any of the foregoing payments under, or acts taken to protect its security interests in, any of the Collateral, which amounts shall be secured under this Agreement, and agrees it shall be bound by any payment made or act taken by the Lender hereunder absent the Lender's gross negligence or willful misconduct. The Lender shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

     SECTION 5.13. DELIVERY OF ITEMS. The Borrower will (a) promptly (but in no event later than one Business Day) after its receipt thereof, deliver to the Lender any documents or certificates of title issued with respect to any property included in the Collateral, and any promissory notes, letters of credit or instruments related to or otherwise in connection with any property included in the Collateral, which in any such case come into the possession of the Borrower, or shall cause the issuer thereof to deliver any of the same directly to the Lender, in each case with any necessary endorsements in favor of the Lender and (b) deliver to the Lender as soon as available copies of any and all press releases and other similar communications issued by the Borrower.

            SECTION 5.14. SOLVENCY. The Borrower shall be and remain Solvent at all times.

            SECTION 5.15. FUNDAMENTAL CHANGES. The Borrower shall not (a) amend or modify its name, unless the Borrower delivers to the Lender thirty days prior to any such proposed amendment or modification written notice of such amendment or modification and within ten days before such amendment or modification delivers executed Uniform Commercial Code financing statements (in form and substance satisfactory to the Lender) or (b) merge or consolidate with any other entity or make any material change in its capital structure, in each case without the Lender's prior written consent which shall not be unreasonably withheld.

            SECTION 5.16. ADDITIONAL REQUIREMENTS. The Borrower shall take all such further actions and execute all such further documents and instruments as the Lender may reasonably request.

      SECTION 6. FINANCIAL STATEMENTS. Until the payment and satisfaction in full of all Obligations, the Borrower shall deliver to the Lender the following financial information:

            SECTION 6.1. ANNUAL FINANCIAL STATEMENTS. As soon as available, but not later than 120 days after the end of each fiscal year of the Borrower and its consolidated subsidiaries, the consolidated balance sheet, income statement, and statements of cash flows and shareholders equity for the Borrower and its consolidated subsidiaries (the "Financial Statements") for such year, reported on by independent certified public accountants without an adverse qualification; and

            SECTION 6.2. QUARTERLY FINANCIAL STATEMENTS. As soon as available, but not later than 60 days after the end of each of the first three fiscal quarters in any fiscal year of the Borrower and its consolidated subsidiaries, the Financial Statements for such fiscal quarter, together with a certification duly executed by a responsible officer of the Borrower that such Financial Statements have been prepared in accordance with GAAP and are fairly stated in all material respects (subject to normal year-end audit adjustments).

      SECTION 7. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an Event of Default hereunder:

            (a) the Borrower shall fail to pay within five days of when due any amount required to be paid by the Borrower under or in connection with any Note and this Agreement;

            (b) any representation or warranty made or deemed made by the Borrower under or in connection with any Loan Document or any Financial Statement shall prove to have been false or incorrect in any material respect when made;

            (c) the Borrower shall fail to perform or observe (i) any of the terms, covenants or agreements contained in Sections 5.4, 5.7, 5.10, 5.14, or
5.15 hereof of (ii) any other term, covenant, or agreement contained in any Loan Document (other than the other Events of Default specified in this Section 7) and such failure remains unremedied for the earlier of fifteen days from (A) the date on which the Lender has given the Borrower written notice of such failure and (B) the date on which the Borrower knew or should have known of such failure;

            (d) any provision of any Loan Document to which the Borrower is a party shall for any reason cease to be valid and binding on the Borrower, or the Borrower shall so state;

            (e) dissolution, liquidation, winding up, or cessation of the Borrower's business, failure of the Borrower generally to pay its debts as they mature, admission in writing by the Borrower of its inability generally to pay its debts as they mature, or calling of a meeting of the Borrower's creditors for purposes of compromising any of the Borrower's debts;

                     (f) the commencement by or against the Borrower of any bankruptcy, insolvency, arrangement, reorganization, receivership, or similar proceedings under any federal or state law and, in the case of any such involuntary proceeding, such proceeding remains undismissed or unstayed for forty-five days following the commencement thereof, or any action by the Borrower is taken authorizing any such proceedings;

                     (g) an assignment for the benefit of creditors is made by the Borrower, whether voluntary or involuntary, the appointment of a trustee, custodian, receiver, or similar official for the Borrower or for any substantial property of the Borrower, or any action by the Borrower authorizing any such proceeding;

                     (h) the Borrower shall default in (i) the payment of principal or interest on any indebtedness in excess of $50,000 (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created; or (ii) the observance or performance of any other agreement or condition relating to any such indebtedness or contained in any instrument or agreement relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit the holder or holders of such indebtedness to cause, with the giving of notice if required, such indebtedness to become due prior to its stated maturity; or (iii) any loan or other agreement under which the Borrower has received financing from Transamerica Corporation or any of its affiliates;

                     (i) the Borrower suffers or sustains a Material Adverse Change;

                     (j) any tax lien, other than a Permitted Lien, is filed of record against the Borrower and is not bonded or discharged within five Business Days;

                     (k) any judgment which has had or could reasonably be expected to have a Material Adverse Effect on the Borrower and such judgment shall not be stayed, vacated, bonded, or discharged within sixty days;

                     (l) any material covenant, agreement, or obligation, as determined in the sole discretion of the Lender, made by the Borrower and contained in or evidenced by any of the Loan Documents shall cease to be enforceable, or shall be determined to be unenforceable, in accordance with its terms; the Borrower shall deny or disaffirm the Obligations under and of the Loan Documents or any liens granted in connection therewith; or any liens granted on any of the Collateral in favor of the lender shall be determined to be void, voidable, or invalid, or shall not be given the priority contemplated by this Agreement; or

                     (m) there is a change in more than 35% of the ownership of any equity interests of the Borrower on the date hereof or more than 35% of such interests become subject to any contractual, judicial, or statutory lien, charge, security interest, or encumbrance.

              SECTION 8. REMEDIES. If any Event of Default shall have occurred and be continuing:

                     (a) The lender may, without prejudice to any of its other rights under any Loan Document or Applicable Law, declare all Obligations to be immediately due and payable (except with respect to any Event of Default set forth in Section 7(f) hereof, in which case all Obligations shall automatically become immediately due and payable without necessity of any declaration) without presentment, representation, demand of payment, or protest, which are hereby expressly waived.

                     (b) The Lender may take possession of the Collateral and, for that purpose may enter, with the aid and assistance of any person or persons, any premises where the Collateral or any part hereof is, or may be placed, and remove the same.

                     (c) The obligation of the Lender, if any, to make additional Loans or financial accommodations of any kind to the Borrower shall immediately terminate.

                     (d) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein (or in any Loan Document) or otherwise available to it, all the rights and remedies of a secured party under the applicable Uniform Commercial Code (the "Code") whether or not the Code applies to the affected Collateral and also may (i) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the lender's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                     (e) All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, or then or at any time thereafter applied in whole or in part by the Lender against, all or any part of the Obligations in such order as the Lender shall elect. Any surplus of cash or cash proceeds held by the Lender and remaining after the full and final payment of all the Obligations shall be paid over to the Borrower or to such other Person to which the Lender may be required under applicable law, or directed by a court of competent jurisdiction, to make payment of such surplus.

              SECTION 9. MISCELLANEOUS PROVISIONS.

                     SECTION 9.1. NOTICES. Except as otherwise provided herein, all notices, approvals, consents, correspondence, or other communications required or desired to be given hereunder shall be given in writing and shall be delivered by overnight courier, hand delivery, or certified or registered mail, postage prepaid, if to the Lender, then to Transamerica Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention:
Assistant Vice President, Lease Administration, with a copy to the Lender at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention: Legal Department, and if to the Borrower, then to AboveNet Communications, Inc., 50 W. San Fernando Street #1010, San Jose, California 95113, Attention: Controller or such other address as shall be designated by the Borrower or the Lender to the other party in accordance herewith. All such notices and correspondence shall be effective when received.

                     SECTION 9.2. HEADINGS. The headings in this Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Agreement.

                     SECTION 9.3. ASSIGNMENTS. The Borrower shall not have the right to assign any Note or this Agreement or any interest therein unless the Lender shall have given the Borrower prior written consent and the Borrower and its assignee shall have delivered assignment documentation in form and substance satisfactory to the Lender in its sole discretion. The Lender may assign its rights and delegate its obligations under any Note or this Agreement.

                     SECTION 9.4. AMENDMENTS, WAIVERS, AND CONSENTS. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Borrower from any provision of this Agreement shall be effective only by a writing signed by the Lender and shall bind and benefit the Borrower and the Lender and their respective successors and assigns, subject, in the case of the Borrower, to the first sentence of Section 9.3

          SECTION 9.5. INTERPRETATION OF AGREEMENT. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in a Note shall have the meaning set forth in the applicable Code, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with any Note, or any term or provision thereof, and is not dealt with herein with more specificity, this Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

          SECTION 9.6. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full of the Obligations,
(ii) be binding upon the Borrower and its successors and assigns and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees, and assigns.

          SECTION 9.7. REINSTATEMENT. To the extent permitted by law, this Agreement and the rights and powers granted to the Lender hereunder and under the Loan Documents shall continue to be effective or be reinstated if at any time any amount received by the Lender in respect of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of the Borrower or upon the appointment of any receiver, intervenor, conservator, trustee, or similar official for the Borrower or any substantial part of its assets, or otherwise, all as though such payments had not been made.

          SECTION 9.8. SURVIVAL OF PROVISIONS. All representations, warranties, and covenants of the Borrower contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Borrower of the Obligations secured hereby.

          SECTION 9.9. INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Lender and its directors, officers, agents, employees, and counsel from and against any and all costs, expenses, claims, or liability incurred by the Lender or such Person hereunder and under any other Loan Document or in connection herewith or therewith, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Lender or such Person.

          SECTION 9.10. COUNTERPARTS; TELECOPIED SIGNATURES. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be an original, but both of which shall together constitute one and the same instrument. This Agreement and each of the other Loan Documents and any notices given in connection herewith or therewith may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

          SECTION 9.11. SEVERABILITY. In case any provision in or obligation under this Agreement or any Note or any other Loan Document shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 9.12. DELAYS; PARTIAL EXERCISE OF REMEDIES. No delay or omission of the Lender to exercise any right or remedy hereunder, whether before or after the happening of any Event of default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default, single or partial exercise by the Lender of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

          SECTION 9.13. ENTIRE AGREEMENT. The Borrower and the Lender agree that this Agreement, the Schedule hereto, and the Commitment Letter are the complete and exclusive statement and agreement between the parties with respect to the subject matter hereof, superseding all proposals and prior agreements, oral or written, and all other communications between the parties with respect to the subject matter hereof. Should there exist any inconsistency between the terms of the Commitment Letter and this Agreement, the terms of this Agreement shall prevail.

          SECTION 9.14. SETOFF. In addition to and not in limitation of all rights of offset that the Lender may have under Applicable Law, and whether or not the Lender has made any demand or the Obligations of the Borrower have matured, the Lender shall have the right to appropriate and apply to the payment of the Obligations of the Borrower all deposits and other obligations then or thereafter owing by the Lender to or for the credit or the account of the Borrower.

          SECTION 9.15. WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

          SECTION 9.16. GOVERNING LAW. THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

          SECTION 9.17. VENUE; SERVICE OF PROCESS. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS SITUATED IN COOK COUNTY, OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY IRREVOCABLY WAIVES, IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING, (a) ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENTS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND (b) THE RIGHT TO INTERPOSE ANY NONCOMPULSORY SETOFF, COUNTERCLAIM, OR CROSS-CLAIM. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE ADDRESS FOR IT SPECIFIED IN SECTION 9.1 HEREOF. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION, SUBJECT IN EACH INSTANCE TO THE PROVISIONS HEREOF WITH RESPECT TO RIGHTS AND REMEDIES.

          IN WITNESS WHEREOF, the undersigned Borrower has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first set forth above.

                                        ABOVENET COMMUNICATIONS, INC.


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:
                                        Federal Tax ID:


Accepted as of the
____ day of ________, 199_




TRANSAMERICA BUSINESS CREDIT CORPORATION


By:
    ------------------------------------
    Name:
    Title:

Form16

                       MASTER LOAN AND SECURITY AGREEMENT

            THIS AGREEMENT dated as of May 28, 1998, is made by AboveNet Communications, Inc. (the "Borrower"), a California corporation having its principal place of business and chief executive officer at 50 W. San Fernando Street #1010, San Jose, California 95113 in favor of Transamerica Business Credit Corporation, a Delaware corporation (the "Lender"), having its principal office at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018.

            WHEREAS, the Borrower has requested that the Lender make Loans to it from time to time; and

            WHEREAS, the Lender has agreed to make such Loans on the terms and conditions of this Agreement.

            NOW, THEREFORE, in consideration of the premises and to induce the Lender to extend credit, the Borrower hereby agrees with the Lender as follows:

            SECTION 1.  DEFINITIONS.

            As used herein, the following terms shall have the following meanings, and shall be equally applicable to both the singular and plural forms of the terms defined:

Additional Collateral shall have the meaning specified in Section 2(b).

Agreement shall mean this Master Loan and Security Agreement together with all schedules and exhibits hereto, as amended, supplemented, or otherwise modified from time to time.

Applicable Law shall mean the laws of the State of Illinois (or any other jurisdiction whose laws are mandatorily applicable notwithstanding the parties' choice of Illinois law) or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

Business Day shall mean any day other than a Saturday, Sunday, or public holiday or the equivalent for banks in New York City.

Code shall have the meaning specified in Section 8(d).

Collateral shall have the meaning specified in Section 2.

Collateral Access Agreement shall mean any landlord waiver, mortgagee waiver, bailee letter, or similar acknowledgement of any warehouseman or processor in possession of any Equipment.

Effective Date shall mean the date on which all of the conditions specified in
Section 3.3 shall have been satisfied.

Equipment shall have the meaning specified in Section 2.

Equity Funding Requirement shall mean that Borrower shall have received at least $7,000,000 net proceeds from its Series D or similar preferred stock financing.

Event of Default shall mean any event specified in Section 7.

Financial Statements shall have the meaning specified in Section 6.1.

GAAP shall mean generally accepted accounting principles in the United States of America, as in effect from time to time.

Loans shall mean the loans and financial accommodations made by the Lender to the Borrower in accordance with terms of this Agreement and the Notes.

Loan Documents shall mean, collectively, this Agreement, the Notes, and all other documents, agreements, certificates, instruments, and opinions executed and delivered in connection herewith and therewith, as the same may be modified, extended, restated, or supplemented from time to time.

Material Adverse Change shall mean, with respect to any Person, a material adverse change in the business, prospects, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of such Person taken as a whole.

Material Adverse Effect shall mean, with respect to any Person, a material adverse effect on the business, prospects, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of such Person taken as a whole.

Note shall mean each Promissory Note made by the Borrower in favor of the Lender, as amended, supplemented, or otherwise modified from time to time.

Obligations shall mean all indebtedness, obligations, and liabilities of the Borrower under the Notes and under this Agreement, whether on account of principal, interest, indemnities, fees (including, without limitation, attorneys' fees, remarketing fees, origination fees, collection fees, and all other professionals' fees), costs, expenses, taxes, or otherwise.

Permitted Liens shall mean such of the following as to which no enforcement, collection, execution, levy, or foreclosure proceeding shall have been commenced: (a) liens for taxes, assessments, and other governmental charges or levies or the claims or demands of landlords, carriers, warehousemen, mechanics, laborers, materialmen, and other like Persons arising by operation of law in the ordinary course of business for sums which are not yet due and payable, or liens which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP; (b) deposits or pledges to secure the payment of worker's compensation, unemployment insurance, or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business; (c) licenses, restrictions, or covenants for or on the use of the Equipment which do not materially impair either the use of the Equipment in the operation of the business of the Borrower or the value of the Equipment; (d) attachment or judgment liens that do not constitute an Event of Default; (e) security interests in and liens granted to current and future lenders to the Borrower which are subordinate to the security interest and lien granted to Lender hereunder; (f) subject to a maximum limit of $2,000,000, purchase money security interests or liens representing equipment leases for equipment purchased after the date hereof; (g) purchase money security interests or liens representing equipment leases for equipment purchased prior to the date hereof and (h) with respect to the Additional Collateral only, senior security interests and liens in favor of Silicon Valley Bank.

Person shall mean any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party, or government (including any division, agency, or department thereof), and the successors, heirs, and assigns of each.

Schedule shall mean each Schedule in the form of Schedule A hereto delivered by the Borrower to the Lender from time to time.

Solvent means, with respect to any Person, that as of the date as to which such Person's solvency is measured.

              (a) the fair saleable value of its assets is in excess of the total amount of its liabilities (including contingent liabilities as valued in accordance with GAAP) as they become absolute and matured;

              (b)    it has sufficient capital to conduct its business; and

              (c)    it is able generally to meet its debts as they mature.

Taxes shall have the meaning specified in Section 5.5.

              SECTION 2. CREATION OF SECURITY INTEREST; COLLATERAL. (a) The Borrower hereby assigns and grants to the Lender a continuing general, first priority lien on, and security interest in, all the Borrower's right, title, and interest in and to the collateral described in the next sentence (the "Collateral") to secure the payment and performance of all the Obligations. Subject to paragraph (b) below, the Collateral consists of all equipment set forth on all the Schedules delivered from time to time under the terms of this Agreement (the "Equipment"), together with all present and future additions, parts, accessories, attachments, substitutions, repairs, improvements, and replacements thereof or thereto, and any and all proceeds thereof, including, without limitation, proceeds of insurance and all manuals, blueprints, know-how, warranties, and records in connection therewith, all rights against suppliers, warrantors, manufacturers, sellers, or others in connection therewith, and together with all substitutes for any of the foregoing.

              (b) In addition to the foregoing, for the period beginning on the date hereof and ending on the date that the Equity Funding Requirement is met, the Borrower hereby assigns and grants to the Lender a continuing general lien on, and security interest in, all the Borrower's right, title, and interest in and to the collateral described in the next sentence (the "Additional Collateral") to secure the payment and performance of all the Obligations. The Additional Collateral consists of

                     (i) all present and future machinery, equipment, furniture, fixtures, leasehold improvements, conveyors, tools, materials, storage and handling equipment, hydraulic presses, cutting equipment, computer equipment and hardware, including central processing units, terminals, drives, memory units, printers, keyboards, screens, peripherals and input or output devices, molds, dies, stamps, and other equipment of every kind and nature and wherever situated now or hereafter owned and held for use by the Borrower or in which the Borrower may have any interest as lessee (to the extent of such interest), together with all additions and accessions thereto, all replacements and all accessories and parts therefore, all manuals, blueprints, know-how, warranties and records in connection therewith (including, without limitation, any computer software, whether on tape, disc, card, strip or cartridge or in any other form) and all rights against suppliers, warrantors, manufacturers, and sellers or others in connection therewith, together with all substitutes for any of the foregoing;

                     (ii) all present and future goods intended for sale, lease or other disposition by the Borrower including, without limitation, all raw materials, work in process, systems, accessories, spare parts, finished goods and other retail inventory, goods in the possession of outside processors or other third parties, consigned goods (to the extent of the consignee's interest therein), materials, parts and supplies of any kind, nature or description which are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of any such goods, all documents of title or documents representing the same and all records, files and writings (including, without limitation, any computer software, whether on tape, disc, card, strip or cartridge or in any other form) with respect thereto;

                     (iii) all of the Borrower's present and future accounts (including rights to receive payments for goods sold or services rendered arising out of the sale or delivery of personal property or work done or labor performed), contract rights, agreements, understandings, open purchase and sale orders, promissory notes, chattel paper, documents, tax refunds, rights to receive tax refunds, bonds, certificates, insurance policies, insurance proceeds, patents, patent applications, copyrights (registered and unregistered), royalties, licenses, rights to receive fees, royalties and other payments under license agreements, permits, franchise rights, authorizations, customer and supplier lists, rights of indemnification, contribution and subrogation, leases, computer tapes, programs, discs and software, trade secrets, computer service contracts, trademarks, trade names, service marks and names, logos, goodwill, deposits, causes of action, choices in action, judgments, designs, blueprints, quotations and bids, plans, specifications, sales literature, know-how, all other general intangibles, claims against third parties of every kind or nature, investment securities, notes, drafts, acceptances, letters of credit and rights to receive payments under letters of credit, deposit accounts, book accounts, prepaid expenses, credits and reserves and all forms of obligations whatsoever owing, instruments, documents of title, leasehold rights, including in any goods, books, ledgers, files (including credit and project files) and records (including tax records) with respect to any collateral or security, together with all right, title, security and guaranties with respect to thereto, including any right of stoppage in transit; and

                     (iv)   all proceeds of the foregoing.

              SECTION 3. THE CREDIT FACILITY.

                     SECTION 3.1. BORROWINGS. Each Loan shall be in an amount not less than $100,000, and in no event shall the sum of the aggregate Loans made exceed the amount of the Lender's written commitment to the Borrower in effect from time to time. Notwithstanding anything herein to the contrary, the Lender shall be obligated to make the initial Loan and each other Loan only after the Lender, in its good faith business judgment, determines that the applicable conditions for borrowing contained in Sections 3.3 and 3.4 are satisfied. The timing and financial scope of Lender's obligation to make Loans hereunder are limited as set forth in a commitment letter executed by Lender and Borrower, dated as of April 29, 1998 and attached hereto as Exhibit A (the "Commitment Letter").

                     SECTION 3.2. APPLICATION OF PROCEEDS. The Borrower shall not directly or indirectly use any proceeds of the Loans, or cause, assist, suffer, or permit the use of any proceeds of the Loans, for any purpose other than for the purchase, acquisition, installation, or upgrading of Equipment or the reimbursement of the Borrower for its purchase, acquisition, installation, or upgrading of Equipment.

                     SECTION 3.3. CONDITIONS TO INITIAL LOAN.

              (a) The obligation of the Lender to make the initial Loan is subject to the Lender's receipt of the following, each dated the date of the initial Loan or as of an earlier date acceptable to the Lender, in form and substance satisfactory to the Lender and its counsel:

                     (i) completed requests for information (Form UCC-11) listing all effective Uniform Commercial Code financing statements naming the Borrower as debtor and all tax lien, judgment, and litigation searches for the Borrower as the Lender shall deem necessary or desirable;

                     (ii) Uniform Commercial Code financing statements (Form UCC-1) duly executed by the Borrower (naming the Lender as secured party and the Borrower as debtor and in form acceptable for filing in all jurisdictions that the Lender deems necessary or desirable to perfect the security interests granted to it hereunder) and, if applicable, termination statements or other releases duly filed in all jurisdictions that the Lender deems necessary or desirable to perfect and protect the priority of the security interests granted to it hereunder in the Equipment related to such initial Loan;

                     (iii) a Note duly executed by the Borrower evidencing the amount of such Loan;

                     (iv) a Collateral Access Agreement duly executed by the lessor or mortgagee, as the case may be, of premises in Vienna, Virginia where the Equipment is located;

          (v) certificates of insurance required under Section 5.4 of this Agreement together with loss payee endorsements for all such policies naming the Lender as lender loss payee and as an additional insured;

          (vi) a copy of the resolutions of the Board of Directors of the Borrower (or a unanimous consent of directors in lieu thereof) authorizing the execution, delivery, and performance of this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, attached to which is a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (A) that the copy of the resolutions is true, complete, and accurate, that such resolutions have not been amended or modified since the date of such certification and are in full force and effect and (B) the incumbency, names, and true signatures of the officers of the Borrower authorized to sign the Loan Documents to which it is a party;

          (vii) the opinion of counsel for the Borrower covering such matters incident to the transactions contemplated by this Agreement as the Lender may reasonably require; and

          (viii) such other agreements and instruments as the Lender deems necessary in its good faith business judgment in connection with the transactions contemplated hereby.

     (b) There shall be no pending or, to the knowledge of the Borrower after due inquiry, threatened litigation, proceeding, inquiry, or other action (i) seeking an injunction or other restraining order, damages, or other relief with respect to the transactions contemplated by this Agreement or the other Loan Documents or thereby or (ii) which affects or could affect the business, prospects, operations, assets, liabilities, or condition (financial or otherwise) of the Borrower, except, in the case of clause (ii), where such litigation, proceeding, inquiry, or other action could not be expected to have a Material Adverse Effect in the judgment of the Lender.

     (c) The Borrower shall have paid all fees and expenses required to be paid by it to the Lender as of such date (fees and expenses in connection closing this transaction are capped at $5,000).

     (d) The security interests in the Collateral and the Additional Collateral granted in favor of the Lender under this Agreement shall have been duly perfected and, with respect to the Equipment related to the initial Loan, shall constitute first priority liens.

          SECTION 3.4. CONDITIONS PRECEDENT TO EACH LOAN. The obligation of the Lender to make each Loan is subject to the satisfaction of the following conditions precedent:

     (a) the Lender shall have received the documents, agreements, and instruments set forth in Section 3.3(a)(i) through (v) applicable to such Loan, each in form and substance satisfactory to the Lender and its counsel and each dated the date of such Loan or as of an earlier date acceptable to the Lender;

     (b) the Lender shall have received a Schedule of the Equipment related to such Loan, in form and substance satisfactory to the Lender and its counsel, and the security interests in such Equipment related to such Loan granted in favor of the Lender under this Agreement shall have been duly perfected and shall constitute first priority liens;

     (c) all representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct on and as of the date of such Loan as if then made, other than representations and warranties that expressly relate solely to an earlier date, in which case they shall have been true and correct as of such earlier date;

     (d) no Event of Default or event which with the giving of notice or the passage of fame, or both, would constitute an Event of Default shall have occurred and be continuing or would result from the making of the requested Loan as of the date of such request; and

     (e) the Borrower shall be deemed to have hereby reaffirmed and ratified all security interests, liens, and other encumbrances heretofore granted by the Borrower to the Lender.

     SECTION 4.     THE BORROWER'S REPRESENTATIONS AND WARRANTIES.

          SECTION 4.1.   GOOD STANDING; QUALIFIED TO DO BUSINESS. The Borrower
(a) is duly organized, validly existing, and in good standing under the laws of the State of its organization, (b) has the power and authority to own its properties and assets and to transact the business in which it is presently, or proposes to be, engaged, and (c) is duly qualified and authorized to do business and is in good standing in every jurisdiction in which the failure to be so qualified could have a Material Adverse Effect on (i) the Borrower, (ii) the Borrower's ability to perform its obligations under the Loan Documents, or (iii) the rights of the Lender hereunder.

          SECTION 4.2. DUE EXECUTION, ETC. The execution, delivery, and performance by the Borrower of each of the Loan Documents to which it is a party are within the powers of the Borrower, do not contravene the organizational documents, if any, of the Borrower, and do not (a) violate any law or regulation, or any order or decree of any court or governmental authority, (b) conflict with or result in a breach of, or constitute a default under, any material indenture, mortgage, or deed of trust or any material lease, agreement, or other instrument binding on the Borrower or any of its properties, or (c) require the consent, authorization by, or approval of or notice to or filing or registration with any governmental authority or other Person. This Agreement is, and each of the other Loan Documents to which the Borrower is or will be a party, when delivered hereunder or thereunder, will be, the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general principles of equity.

          SECTION 4.3. SOLVENCY; NO LIENS. The Borrower is Solvent and will be Solvent upon the completion of all transactions contemplated to occur hereunder (including, without limitation, the Loan to be made on the Effective Date); the security interests granted herein constitute and shall at all times constitute the first and only liens on the Collateral other than Permitted Liens, and, with respect to the Additional Collateral, the first lien other than the lien of Silicon Valley Bank; and the Borrower is, or will be at the time additional Collateral is acquired by it, the absolute owner of the Collateral with full right to pledge, sell, consign, transfer, and create a security interest therein, free and clear of any and all claims or liens in favor of any other Person other than Permitted Liens.

          SECTION 4.4. NO JUDGMENTS, LITIGATION. No judgments are outstanding against the Borrower nor is there now pending or, to the best of the Borrower's knowledge after diligent inquiry, threatened any litigation, contested claim, or governmental proceeding by or against the Borrower except judgments and pending or threatened litigation, contested claims, and governmental proceedings which would not, in the aggregate, have a Material Adverse Effect on the Borrower.

          SECTION 4.5. NO DEFAULTS. The Borrower is not in default or has not received a notice of default under any material contract, lease, or commitment to which it is a party or by which it is bound. The Borrower knows of no dispute regarding any contract, lease, or commitment which could have a Material Adverse Effect on the Borrower.

          SECTION 4.6. COLLATERAL LOCATIONS. On the date hereof, each item of the Collateral is located at the place of business specified in the applicable Schedule.

          SECTION 4.7. NO EVENTS OF DEFAULT. No Event of Default has occurred and is continuing nor has any event occurred which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

          SECTION 4.8. NO LIMITATION ON LENDER'S RIGHTS. Except as permitted herein, none of the Collateral is subject to contractual obligations that may restrict or inhibit the Lender's rights or abilities to sell or dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

                SECTION 4.9. PERFECTION AND PRIORITY OF SECURITY INTEREST. This Agreement creates a valid and, upon completion of all required filings of financing statements, perfected first priority and exclusive security interest in the Collateral, and, subject to Permitted Liens and, in the Additional Collateral, the senior lien of Silicon Valley Bank securing the payment of all the Obligations.

                SECTION 4.10. MODEL AND SERIAL NUMBERS. The Schedules set forth the true and correct model number and serial number of each item of Equipment that constitutes Collateral.

                SECTION 4.11. ACCURACY AND COMPLETENESS OF INFORMATION. All data, reports, and information heretofore, contemporaneously, or hereafter furnished by or on behalf of the Borrower in writing to the Lender or for purposes of or in connection with this Agreement or any other Loan Document, or any transaction contemplated hereby or thereby, are or will be true and accurate in all material respects on the date as of which such data, reports, and information are dated or certified and not incomplete by omitting to state any material fact necessary to make such data, reports, and information not misleading at such time. There are no facts now known to the Borrower which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect and which have not been specified herein, in the Financial Statements, or in any certificate, opinion, or other written statement previously furnished by the Borrower to the Lender.

                SECTION 4.12. PRICE OF EQUIPMENT. The cost of each item of Equipment does not exceed the fair and usual price for such type of equipment purchased in like quantity and reflects all discounts, rebates and allowances for the Equipment (including, without limitation, discounts for advertising, prompt payment, testing, or other services) given to the Borrower by the manufacturer, supplier, or any other person.

        SECTION 5.  COVENANTS OF THE BORROWER.

                SECTION 5.1. EXISTENCE, ETC. The Borrower shall: (a) retain its existence and its current yearly accounting cycle, (b) maintain in full force and effect all licenses, bonds, franchises, leases, trademarks, patents, contracts, and other rights necessary or desirable to the profitable conduct of its business unless the failure to do so could not reasonably be expected to have a Material Adverse Effect on the Borrower, (c) continue in, and limit its operations to, the same general lines of business as those presently conducted by it, and (d) comply with all applicable laws and regulations of any federal, state, or local governmental authority, except for such laws and regulations the violations of which would not, in the aggregate, have a Material Adverse Effect on the Borrower.

                SECTION 5.2. NOTICE TO THE LENDER. As soon as possible, and in any event within five days after the Borrower learns of the following, the Borrower will give written notice to the Lender of (a) any proceeding instituted or threatened to be instituted by or against the Borrower in any federal, state, local, or foreign court or before any commission or other regulatory body (federal, state, local, or foreign) involving a sum, together with the sum involved in all other similar proceedings, in excess of $100,000 in the aggregate, (b) any contract that is terminated or amended and which has had or could reasonably be expected to have a Material Adverse Effect on the Borrower,
(c) the occurrence of any Material Adverse Change with respect to the borrower, and (d) the occurrence of any Event of Default or event or condition which, with notice or lapse of time or both, would constitute an Event of Default, together with a statement of the action which the Borrower has taken or proposes to take with respect thereto.

                SECTION 5.3. MAINTENANCE OF BOOKS AND RECORDS. The Borrower will maintain books and records pertaining to the Collateral in such detail, form, and scope as the Lender shall require in its commercially reasonable judgment. The Borrower agrees that the Lender or its agents may enter upon the Borrower's premises at any time and from time to time during normal business hours after reasonable notice, and at any time upon the occurrence and continuance of an Event of Default, for the purpose of inspecting the Collateral and any and all records pertaining thereto.

          SECTION 5.4. INSURANCE. The Borrower will maintain insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, and covering such risks as are at all times satisfactory to the Lender. All such policies shall be made payable to the Lender, in case of loss, under a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Lender may reasonably require to protect the Lender's interests in the Collateral and to any payments to be made under such policies. Certificates of insurance policies are to be delivered to the Lender, premium prepaid, with the loss payable endorsement in the Lender's favor, and shall provide for not less than thirty days' prior written notice to the Lender, of any alteration or cancellation of coverage. If the Borrower fails to maintain such insurance, the Lender may, after notice to the Borrower, arrange for (at the Borrower's expense and without any responsibility on the Lender's part for) obtaining the insurance. Unless the Lender shall otherwise agree with the Borrower in writing, the Lender shall have the sole right, in the name of the Lender or the Borrower, to file claims under any insurance policies, to receive and give acquittance for any payments that may be payable thereunder, and to execute any endorsements, receipts, releases, assignments, reassignments, or other documents that may be necessary to effect the collection, compromise, or settlement of any claims under any such insurance policies.

          SECTION 5.5. TAXES. The Borrower will pay, when due, all taxes, assessments, claims, and other charges ("Taxes") lawfully levied or assessed against the Borrower or the Collateral other than taxes that are being diligently contested in good faith by the Borrower by appropriate proceedings promptly instituted and for which an adequate reserve is being maintained by the Borrower in accordance with GAAP. If any Taxes remain unpaid after the date fixed for the payment thereof, or if any lien shall be claimed therefor, then, without notice to the Borrower, but on the Borrower's behalf, the Lender may pay such Taxes, and the amount thereof shall be included in the Obligations.

          SECTION 5.6. BORROWER TO DEFEND COLLATERAL AGAINST CLAIMS; FEES ON COLLATERAL. The Borrower will defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein. The Borrower will not permit any notice creating or otherwise relating to liens on the Collateral or any portion thereof to exist or be on file in any public office other than Permitted Liens. The Borrower shall promptly pay, when payable, all transportation, storage, and warehousing charges and license fees, registration fees, assessments, charges, permit fees, and taxes (municipal, state, and federal) which may now or hereafter be imposed upon the ownership, leasing, renting, possession, sale, or use of the Collateral, other than taxes on or measured by the Lender's income and fees, assessments, charges, and taxes which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP.

          SECTION 5.7. NO CHANGE OF LOCATION, STRUCTURE, OR IDENTITY. The Borrower will not (a) change the location of its chief executive office or establish any place of business other than those specified herein or (b) move or permit the movement of any item of Collateral from the location specified in the applicable Schedule, except that the Borrower may change its chief executive office and keep Collateral at other locations within the United States provided that the Borrower has delivered to the Lender (i) prior written notice thereof and (ii) duly executed financing statements and other agreements and instruments (all in form and substance satisfactory to the Lender) necessary or, in the opinion of the Lender, desirable to perfect and maintain in favor of the Lender a first priority security interest in the Collateral. Notwithstanding anything to the contrary in the immediately preceding sentence, the Borrower may keep any Collateral consisting of motor vehicles or rolling stock at any location in the United States provided that the Lender's security interest in any such Collateral is conspicuously marked on the certificate of title thereof and the Borrower has complied with the provisions of Section 5.9.

          SECTION 5.8. USE OF COLLATERAL; LICENSES; REPAIR. The Collateral shall be operated by competent, qualified personnel in connection with the Borrower's business purposes, for the purpose for which the Collateral was designed and in accordance with applicable operating instructions, laws, and government regulations, and the Borrower shall use every reasonable precaution to prevent loss or damage to the Collateral from fire and other hazards. The Collateral shall not be used or operated for personal, family, or household purposes. The Borrower shall procure and maintain in effect all orders, licenses, certificates, permits, approvals, and consents required by federal, state, or local laws or by any governmental body, agency, or authority in connection with the delivery, installation, use, and operation of the Collateral. The Borrower shall keep all of the Equipment in a satisfactory state of repair and satisfactory operating condition in accordance with industry standards, and will make all repairs and replacements when and where necessary and practical. The Borrower will not waste or destroy the Equipment or any part thereof, and will not be negligent in the care or use thereof. The Equipment shall not be annexed or affixed to or become part of any realty without the Lender's prior written consent.

     SECTION 5.9. FURTHER ASSURANCES. The Borrower will, promptly upon request by the Lender, execute and deliver or use its best efforts to obtain any document required by the Lender (including, without limitation, warehouseman or processor disclaimers, mortgagee waivers, landlord disclaimers, or subordination agreements with respect to the Obligations and the Collateral), give any notices, execute and file any financing statements, mortgages, or other documents (all in form and substance satisfactory to the Lender), mark any chattel paper, deliver any chattel paper or instruments to the Lender, and take any other actions that are necessary or, in the opinion of the Lender, desirable to perfect or continue the perfection and the first priority of the Lender's security interest in the Collateral, to protect the Collateral against the rights, claims, or interests of any Persons, or to effect the purposes of this Agreement. The Borrower hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. To the extent required under this Agreement, the Borrower will pay all costs incurred in connection with any of the foregoing.

     SECTION 5.10. NO DISPOSITION OF COLLATERAL. The Borrower will not in any way hypothecate or create or permit to exist any lien, security interest, charge, or encumbrance on or other interest in any of the Collateral, except for the lien and security interest granted hereby and Permitted Liens which are junior to the lien and security interest of the Lender, and the Borrower will not sell, transfer, assign, pledge, collaterally assign, exchange, or otherwise dispose of any of the Collateral. In the event the Collateral, or any part thereof, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interest of the Lender shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange, or other disposition, and the Borrower will hold the proceeds thereof in a separate account for the benefit of the Lender. Following such a sale, the Borrower will transfer such proceeds to the Lender in kind.

     SECTION 5.11. NO LIMITATION ON LENDER'S RIGHTS. The Borrower will not enter into any contractual obligations which may restrict or inhibit the Lender's rights or ability to sell or otherwise dispose of the Collateral or any part thereof.

     SECTION 5.12. PROTECTION OF COLLATERAL. Upon notice to the Borrower (provided that if an Event of Default has occurred and is continuing the Lender need not give any notice), the Lender shall have the right at any time to make any payments and do any other acts the Lender may deem necessary to protect its security interests in the Collateral, including, without limitation, the rights to satisfy, purchase, contest, or compromise any encumbrance, charge, or lien which, in the reasonable judgment of the lender, appears to be prior to or superior to the security interests granted hereunder, and appear in, and defend any action or proceeding purporting to affect its security interests in, or the value of, any of the Collateral. The Borrower hereby agrees to reimburse the Lender for all payments made and expenses incurred under this Agreement including reasonable fees, expenses, and disbursements of attorneys and paralegals (including the allocated costs of in-house counsel) acting for the Lender, including any of the foregoing payments under, or acts taken to protect its security interests in, any of the Collateral, which amounts shall be secured under this Agreement, and agrees it shall be bound by any payment made or act taken by the Lender hereunder absent the Lender's gross negligence or willful misconduct. The Lender shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

     SECTION 5.13. DELIVERY OF ITEMS. The Borrower will (a) promptly (but in no event later than one Business Day) after its receipt thereof, deliver to the Lender any documents or certificates of title issued with respect to any property included in the Collateral, and any promissory notes, letters of credit or instruments related to or otherwise in connection with any property included in the Collateral, which in any such case come into the possession of the Borrower, or shall cause the issuer thereof to deliver any of the same directly to the Lender, in each case with any necessary endorsements in favor of the Lender and (b) deliver to the Lender as soon as available copies of any and all press releases and other similar communications issued by the Borrower.

            SECTION 5.14. SOLVENCY. The Borrower shall be and remain Solvent at all times.

            SECTION 5.15. FUNDAMENTAL CHANGES. The Borrower shall not (a) amend or modify its name, unless the Borrower delivers to the Lender thirty days prior to any such proposed amendment or modification written notice of such amendment or modification and within ten days before such amendment or modification delivers executed Uniform Commercial Code financing statements (in form and substance satisfactory to the Lender) or (b) merge or consolidate with any other entity or make any material change in its capital structure, in each case without the Lender's prior written consent which shall not be unreasonably withheld.

            SECTION 5.16. ADDITIONAL REQUIREMENTS. The Borrower shall take all such further actions and execute all such further documents and instruments as the Lender may reasonably request.

      SECTION 6. FINANCIAL STATEMENTS. Until the payment and satisfaction in full of all Obligations, the Borrower shall deliver to the Lender the following financial information:

            SECTION 6.1. ANNUAL FINANCIAL STATEMENTS. As soon as available, but not later than 120 days after the end of each fiscal year of the Borrower and its consolidated subsidiaries, the consolidated balance sheet, income statement, and statements of cash flows and shareholders equity for the Borrower and its consolidated subsidiaries (the "Financial Statements") for such year, reported on by independent certified public accountants without an adverse qualification; and

            SECTION 6.2. QUARTERLY FINANCIAL STATEMENTS. As soon as available, but not later than 60 days after the end of each of the first three fiscal quarters in any fiscal year of the Borrower and its consolidated subsidiaries, the Financial Statements for such fiscal quarter, together with a certification duly executed by a responsible officer of the Borrower that such Financial Statements have been prepared in accordance with GAAP and are fairly stated in all material respects (subject to normal year-end audit adjustments).

      SECTION 7. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an Event of Default hereunder:

            (a) the Borrower shall fail to pay within five days of when due any amount required to be paid by the Borrower under or in connection with any Note and this Agreement;

            (b) any representation or warranty made or deemed made by the Borrower under or in connection with any Loan Document or any Financial Statement shall prove to have been false or incorrect in any material respect when made;

            (c) the Borrower shall fail to perform or observe (i) any of the terms, covenants or agreements contained in Sections 5.4, 5.10, 5.14, or 5.15 hereof or (ii) any other term, covenant, or agreement contained in any Loan Document (other than the other Events of Default specified in this Section 7) and such failure remains unremedied for the earlier of fifteen days from (A) the date on which the Lender has given the Borrower written notice of such failure and (B) the date on which the Borrower knew or should have known of such failure;

            (d) any provision of any Loan Document to which the Borrower is a party shall for any reason cease to be valid and binding on the Borrower, or the Borrower shall so state;

            (e) dissolution, liquidation, winding up, or cessation of the Borrower's business, failure of the Borrower generally to pay its debts as they mature, admission in writing by the Borrower of its inability generally to pay its debts as they mature, or calling of a meeting of the Borrower's creditors for purposes of compromising any of the Borrower's debts;

                     (f) the commencement by or against the Borrower of any bankruptcy, insolvency, arrangement, reorganization, receivership, or similar proceedings under any federal or state law and, in the case of any such involuntary proceeding, such proceeding remains undismissed or unstayed for forty-five days following the commencement thereof, or any action by the Borrower is taken authorizing any such proceedings;

                     (g) an assignment for the benefit of creditors is made by the Borrower, whether voluntary or involuntary, the appointment of a trustee, custodian, receiver, or similar official for the Borrower or for any substantial property of the Borrower, or any action by the Borrower authorizing any such proceeding;

                     (h) the Borrower shall default in (i) the payment of principal or interest on any indebtedness in excess of $100,000 (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created; or (ii) the observance or performance of any other agreement or condition relating to any such indebtedness or contained in any instrument or agreement relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such indebtedness to cause, with the giving of notice if required, such indebtedness to become due prior to its stated maturity; or (iii) any loan or other agreement under which the Borrower has received financing from Transamerica Corporation or any of its affiliates;

                     (i) the Borrower suffers or sustains a Material Adverse Change;

                     (j) any tax lien, other than a Permitted Lien, is filed of record against the Borrower and is not bonded or discharged within five Business Days;

                     (k) any judgment which has had or could reasonably be expected to have a Material Adverse Effect on the Borrower and such judgment shall not be stayed, vacated, bonded, or discharged within sixty days;

                     (l) any material covenant, agreement, or obligation, as determined in the sole discretion of the Lender, made by the Borrower and contained in or evidenced by any of the Loan Documents shall cease to be enforceable, or shall be determined to be unenforceable, in accordance with its terms; the Borrower shall deny or disaffirm the Obligations under any of the Loan Documents or any liens granted in connection therewith; or any liens granted on any of the Collateral in favor of the Lender shall be determined to be void, voidable, or invalid, or shall not be given the priority contemplated by this Agreement; or

                     (m) there is a change, other than a change which results from the sale of newly issued securities to investors, in more than 35% of the ownership of any equity interests of the Borrower on the date hereof or more than 35% of such interests become subject to any contractual, judicial, or statutory lien, charge, security interest, or encumbrance.

              SECTION 8. REMEDIES. If any Event of Default shall have occurred and be continuing:

                     (a) The Lender may, without prejudice to any of its other rights under any Loan Document or Applicable Law, declare all Obligations to be immediately due and payable (except with respect to any Event of Default set forth in Section 7(f) hereof, in which case all Obligations shall automatically become immediately due and payable without necessity of any declaration) without presentment, representation, demand of payment, or protest, which are hereby expressly waived.

                     (b) The Lender may, upon three (3) days' prior notice, take possession of the Collateral and, for that purpose may enter, with the aid and assistance of any person or persons, any premises where the Collateral or any part hereof is, or may be placed, and remove the same.

                     (c) The obligation of the Lender, if any, to make additional Loans or financial accommodations of any kind to the Borrower shall immediately terminate.

                     (d) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein (or in any Loan Document) or otherwise available to it, all the rights and remedies of a secured party under the applicable Uniform Commercial Code (the "Code") whether or not the Code applies to the affected Collateral and also may (i) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                     (e) All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, or then or at any time thereafter applied in whole or in part by the Lender against, all or any part of the Obligations in such order as the Lender shall elect. Any surplus of cash or cash proceeds held by the Lender and remaining after the full and final payment of all the Obligations shall be paid over to the Borrower or to such other Person to which the Lender may be required under applicable law, or directed by a court of competent jurisdiction, to make payment of such surplus.

              SECTION 9. MISCELLANEOUS PROVISIONS.

                     SECTION 9.1. NOTICES. Except as otherwise provided herein, all notices, approvals, consents, correspondence, or other communications required or desired to be given hereunder shall be given in writing and shall be delivered by overnight courier, hand delivery, or certified or registered mail, postage prepaid, if to the Lender, then to Transamerica Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention: Assistant Vice President, Lease Administration, with a copy to the Lender at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention: Legal Department, and if to the Borrower, then to AboveNet Communications, Inc., 50 W. San Fernando Street #1010, San Jose, California 95113, Attention: Controller, with a copy to Gunderson Dettmer, 155 Constitution Drive, Menlo Park, California 94025,
Attention: Carla Newell, Esq. or such other address as shall be designated by the Borrower or the Lender to the other party in accordance herewith. All such notices and correspondence shall be effective when received.

                     SECTION 9.2. HEADINGS. The headings in this Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Agreement.

                     SECTION 9.3. ASSIGNMENTS. The Borrower shall not have the right to assign any Note or this Agreement or any interest therein unless the Lender shall have given the Borrower prior written consent and the Borrower and its assignee shall have delivered assignment documentation in form and substance satisfactory to the Lender in its sole discretion. The Lender may assign its rights and delegate its obligations under any Note or this Agreement.

                     SECTION 9.4. AMENDMENTS, WAIVERS, AND CONSENTS. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Borrower from any provision of this Agreement shall be effective only by a writing signed by the Lender and shall bind and benefit the Borrower and the Lender and their respective successors and assigns, subject, in the case of the Borrower, to the first sentence of

Section 9.3.

          SECTION 9.5. INTERPRETATION OF AGREEMENT. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in a Note shall have the meaning set forth in the applicable Code, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with any Note, or any term or provision thereof, and is not dealt with herein with more specificity, this Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

          SECTION 9.6. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full of the Obligations,
(ii) be binding upon the Borrower and its successors and assigns and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees, and assigns.

          SECTION 9.7. REINSTATEMENT. To the extent permitted by law, this Agreement and the rights and powers granted to the Lender hereunder and under the Loan Documents shall continue to be effective or be reinstated if at any time any amount received by the Lender in respect of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of the Borrower or upon the appointment of any receiver, intervenor, conservator, trustee, or similar official for the Borrower or any substantial part of its assets, or otherwise, all as though such payments had not been made.

          SECTION 9.8. SURVIVAL OF PROVISIONS. All representations, warranties, and covenants of the Borrower contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Borrower of the Obligations secured hereby.

          SECTION 9.9. INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Lender and its directors, officers, agents, employees, and counsel from and against any and all costs, expenses, claims, or liability incurred by the Lender or such Person hereunder and under any other Loan Document or in connection herewith or therewith, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Lender or such Person.

          SECTION 9.10. COUNTERPARTS; TELECOPIED SIGNATURES. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be an original, but both of which shall together constitute one and the same instrument. This Agreement and each of the other Loan Documents and any notices given in connection herewith or therewith may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

          SECTION 9.11. SEVERABILITY. In case any provision in or obligation under this Agreement or any Note or any other Loan Document shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 9.12. DELAYS; PARTIAL EXERCISE OF REMEDIES. No delay or omission of the Lender to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by the Lender of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

          SECTION 9.13. ENTIRE AGREEMENT. The Borrower and the Lender agree that this Agreement, the Schedule hereto, and the Commitment Letter are the complete and exclusive statement and agreement between the parties with respect to the subject matter hereof, superseding all proposals and prior agreements, oral or written, and all other communications between the parties with respect to the subject matter hereof. Should there exist any inconsistency between the terms of the Commitment Letter and this Agreement, the terms of this Agreement shall prevail.

          SECTION 9.14. SETOFF. In addition to and not in limitation of all rights of offset that the Lender may have under Applicable Law, and whether or not the Lender has made any demand or the Obligations of the Borrower have matured, the Lender shall have the right to appropriate and apply to the payment of the Obligations of the Borrower all deposits and other obligations then or thereafter owing by the Lender to or for the credit or the account of the Borrower.

          SECTION 9.15. WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          SECTION 9.16. GOVERNING LAW. THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

          SECTION 9.17. VENUE; SERVICE OF PROCESS. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS SITUATED IN COOK COUNTY, OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY IRREVOCABLY WAIVES, IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING, (a) ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND (b) THE RIGHT TO INTERPOSE ANY NONCOMPULSORY SETOFF, COUNTERCLAIM, OR CROSS-CLAIM. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE ADDRESS FOR IT SPECIFIED IN SECTION 9.1 HEREOF. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION, SUBJECT IN EACH INSTANCE TO THE PROVISIONS HEREOF WITH RESPECT TO RIGHTS AND REMEDIES.

          IN WITNESS WHEREOF, the undersigned Borrower has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first set forth above.

                                        ABOVENET COMMUNICATIONS, INC.


                                        By: /s/  STEPHEN BELOMY
                                            ----------------------------------
                                            Name:  Stephen  Belomy
                                            Title: Exec. VP & CFO
                                        Federal Tax ID: 77-0424796


Accepted as of the                          /s/  KEVIN M. HOURIGAN
29th day of May, 1998                       ----------------------------------
                                            Kevin M. Hourigan
                                            Controller


TRANSAMERICA BUSINESS CREDIT CORPORATION


By: /s/ GARY P. MORO
    ------------------------------------
    Name:  Gary P. Moro
    Title: Vice President

Form16

                                                        SCHEDULE A

                                                      By and between
TO:                                 Transamerica Business Credit Corporation as Lender
                                                           And
Master Loan & Security Agreement        AboveNet Communications, Inc. as Borrower
UCCI Financing Statement
                                                     Dated May 29, 1998


----------------------------------------------------------------------------------------------------------------------
QTY.           DESCRIPTION          INVOICE #     VENDOR #         SERIAL #        DATE        LOCATION         COST
----------------------------------------------------------------------------------------------------------------------
ACL, Inc.
  4            SIMM MEMORY            23997        ACLOO1          S323660        1/16/98      SAN JOSE       2,463.77
  4              MEMORY               24072        ACL001        D12884F3V60ECC   1/20/98      SAN JOSE         203.21

American Express AME003
  1             NOTE BOOK             41498         Dell              N/A         5/11/98      SAN JOSE       2,924.91
 N/A        NOTEBOOK ACCESSORIES      31598     PC Connection         N/A         3/31/98      SAN JOSE       1,072.88

American Consulting Engineers, Inc.
 N/A          18F REDESIGN             4557        AME005             N/A         4/25/98      SAN JOSE       6,400.00
 N/A           18F REMODAL             4558        AME005             N/A         4/25/98      SAN JOSE       8,000.00

Anistar
  1        MICROTEST SCANNER         264109        ANI001         38P98BA0211     4/10/98      SAN JOSE       2,995.01
              2 RACK/7 STRIP         267173        ANI001        135883/155883    4/30/98      SAN JOSE         896.79
             10 RACK/10 STRIP        267647        ANI001        158528/155883    5/11/98      SAN JOSE       2,836.15

Arvayo
 N/A           POWER ROOM             98005        ARV001             N/A         2/10/98      SAN JOSE         500.00
 N/A           POWER ROOM             98004        ARV001             N/A         2/10/98      SAN JOSE       1,361.65
 N/A           POWER ROOM             98002        ARV001             N/A         2/10/98      SAN JOSE         411.00
 N/A           POWER ROOM             98001        ARV001             N/A         2/10/98      SAN JOSE       7,742.00
 N/A           POWER ROOM             97187        ARV001             N/A         2/10/98      SAN JOSE         440.55

Price Costco
 11             NOTEBOOKS             20598        BEN001            206628        2/5/98      SAN JOSE      22,624.13

Biggs Cardosa Associates, Inc.
 N/A      BATTERY SUPPORT/RACKS       22439        BIG001             N/A         3/13/98      SAN JOSE       3,150.00
 N/A      BATTERY SUPPORT/RACKS       22845        BIG001             N/A         4/24/98      SAN JOSE       2,835.00


                                                        SCHEDULE A

                                                      By and between
TO:                                 Transamerica Business Credit Corporation as Lender
                                                           And
Master Loan & Security Agreement        AboveNet Communications, Inc. as Borrower
UCCI Financing Statement
                                                     Dated May 29, 1998


Brian Moore BRI001
  1              PRINTER             42498      Fry's           401484            4/24/98      SAN JOSE        1,416.91

Civtel
 N/A       FEASIBILITY STUDIES        20        CIV001            3               3/26/98      SAN JOSE        2,520.00

Compel
 N/A           A/A AGRMNT            6048       COM005           N/A              2/27/98      SAN JOSE      112,555.00
 N/A           A/A AGRMNT            6147       COM005           N/A               4/1/98      SAN JOSE       81,040.00
 N/A           A/A AGRMNT            6189       COM005           N/A              4/15/98      SAN JOSE       49,165.27
 N/A           A/A AGRMNT            6225       COM005           N/A              4/23/98      SAN JOSE       52,424.39

CompUSA
  1             NOTEBOOKS          76102043     COM011          178991            3/30/98      SAN JOSE        2,167.55
  3             NOTEBOOKS          12414941     COM011          178991             4/6/98      SAN JOSE        5,679.95
  1             NOTEBOOKS          76102086     COM011          186937            4/14/98      SAN JOSE        4,219.97
  2             NOTEBOOKS          76102118     COM011          154208            4/16/98      SAN JOSE        1,898.49

Cypress Computer
  2             NOTEBOOKS          1108837      CYP001           P520M            3/13/98      SAN JOSE        6,609.13
  1         3GB 2.5" IDE HDD       1108849      CYP001           T03G             3/13/98      SAN JOSE          270.63

Dexon Computer
  1        CISCO CATYLST 1900       12059       DEX001         WS-C1900           1/23/98      SAN JOSE        1,614.00

Enviro
 N/A           DC DRAWING           110102      ENV001            N/A             2/10/98    WASHINGTON DC       725.00
 N/A        D.C. CONSTRUCTION       110107      ENV001            N/A              4/9/98    WASHINGTON DC     6,910.00
 N/A        D.C. CONSTRUCTION       110109      ENV001            N/A             2/12/98    WASHINGTON DC     2,954.00

                                                        SCHEDULE A

                                                      By and between
TO:                                 Transamerica Business Credit Corporation as Lender
                                                           And
Master Loan & Security Agreement        AboveNet Communications, Inc. as Borrower
UCCI Financing Statement
                                                     Dated May 29, 1998


E & O Construction
 N/A            POWER ROOM           11063      EOC001              N/A           2/23/98      SAN JOSE         550.00
 N/A           NEW CIRCUIT           11064      EOC001              N/A           2/24/98      SAN JOSE         150.00
 N/A            POWER ROOM           11053      EOC001              N/A           1/27/98      SAN JOSE       6,460.00
 N/A            POWER ROOM           11037      EOC001              N/A           1/27/98      SAN JOSE       6,460.00
 N/A            POWER ROOM           11057      EOC001              N/A           2/10/98      SAN JOSE       1,606.08
 N/A            POWER ROOM           11060      EOC001              N/A           2/10/98      SAN JOSE      16,194.32
 N/A            POWER ROOM           11058      EOC001              N/A           2/10/98      SAN JOSE         808.43
 N/A            POWER ROOM           11056      EOC001              N/A           2/10/98      SAN JOSE       3,339.73
 N/A             TURN UPS            11084      EOC001              N/A           3/10/98      SAN JOSE       2,915.00
 N/A           INSTALLATION          11062      EOC001              N/A           3/10/98      SAN JOSE       2,323,09
 N/A             SET RACK            11077      EOC001              N/A           3/13/98      SAN JOSE         100.00
 N/A             TURN UP             11076      EOC001              N/A           3/13/98      SAN JOSE         150.00
 N/A          POWER READING          11086      EOC001              N/A           3/17/98      SAN JOSE         452.00
 N/A         INSTALL INVERTOR        11087      EOC001              N/A           3/17/98      SAN JOSE       3,150.00
 N/A           INSTALLATION          11075      EOC001              N/A           3/24/98      SAN JOSE       2,819.00
 N/A           INSTALLATION          11079      EOC001              N/A           3/24/98      SAN JOSE       2,669.00
 N/A             RETORQUE            11102      EOC001              N/A           3/30/98      SAN JOSE         452.00
 N/A           REMOVE RACK           11100      EOC001              N/A           3/30/98      SAN JOSE         378.00
 N/A      FURNISH & INSTALLATION     11099      EOC001              N/A           3/30/98      SAN JOSE       1,450.00
 N/A          REMOVE INVERTOR        11101      EOC001              N/A           3/30/98      SAN JOSE         508.00
 N/A           TERMINATE DS3         11103      EOC001              N/A           3/30/98      SAN JOSE         150.00
 N/A           INSTALLATION          11138      EOC001              N/A           5/12/98      SAN JOSE         294.24

Face Associates, Inc.
 N/A            DC DESIGN           0197-171    FAC001              N/A            5/6/98      SAN JOSE      11,364.40

Fairmont Plaza
 N/A              MOVING            G0587371    FAI001              N/A           3/17/98      SAN JOSE       9,059.85
 N/A            T.I. PLAN           G0591030    FAI001              N/A           3/26/98      SAN JOSE         513.75

Graybar
  4             SOUNDSTATN           326111     GRA001          2200-00696        4/10/98      SAN JOSE       1,851.08
 10               RACKS              268761     GRA001           46353-508        1/27/98      SAN JOSE       4,496,76
 20              SHELVES             287236     GRA001           40108-519         2/9/98      SAN JOSE       1,739.15
  3              SHELVES             284542     GRA001           40108-519         2/9/98      SAN JOSE         271.27
  6               RACKS              289829     GRA001           46353-508        2/10/98      SAN JOSE       2,918.21
 20              SHELVES             330278     GRA001           40108-519         4/9/98      SAN JOSE       1,850.54
  6               RACKS              334737     GRA001           46353-508        4/17/98      SAN JOSE       1,510.48
 10               RACKS              343532     GRA001           46353-508        5/11/98      SAN JOSE       2,517.46
  8               RACKS              347032     GRA001           46353-508        5/11/98      SAN JOSE       2,013.96
            2 RACKS/20 SHELVES       346786     GRA001      46353-508/40108-519   5/11/98      SAN JOSE       2,242.64
            8 RACK/30 SHELVES        354931     GRA001      46353-508/40108-519   5/12/98      SAN JOSE       4,614.20
  8               RACKS              647032     GRA001           46353-508        4/28/98      SAN JOSE       1,860.48

                                                        SCHEDULE A

                                                      By and between
TO:                                 Transamerica Business Credit Corporation as Lender
                                                           And
Master Loan & Security Agreement        AboveNet Communications, Inc. as Borrower
UCCI Financing Statement
                                                     Dated May 29, 1998


King Fence
 N/A                 DEMOLITION              22598     KIN002             N/A            3/24/98      SAN JOSE       3,200.00

Kroymann Associates
  1                 GS2.05 SITE              12499     KRO001           GS2 005           5/6/98      SAN JOSE         752.34

Larscom
  1          ACCESS-T45 NETWORK SERVICE     139124     LAR001          ACST-45-DC        2/17/98      PALO ALTO      5,362.83

Microwarehouse
 40          MICROSOFT OFFICE 97 UPGRAD     B5962220   MIC003            LP1789          4/10/98      SAN JOSE       6,732.80

Network Hardware Resale, Inc.
 2              POSIP 50 SINGLE MODE          3537     NET001           POSIP-50          5/6/98      SAN JOSE      31,340.30
 1                   PROCESSOR                3564     NET001           CX-FSIP8         5/11/98      SAN JOSE       6,886.95
 4                   CAT SWITCH               3584     NET001             N/A            5/11/98      SAN JOSE      19,582.58
                  4 AC/4 DC POWER             3347     NET001       PWER-7000-AC/DC      3/13/98      SAN JOSE      16,654.00
 1                   PROCESSOR                3219     NET001           CX-EIP6           2/6/98      PALO ALTO      6,028.75

Nova Construction
 N/A                SITE DRAWING             16479     NOV001             N/A            1/27/98      SAN JOSE       4,800.00
 N/A                SITE DRAWING            16479B     NOV001             N/A            1/27/98      SAN JOSE       2,500.00
 N/A                SITE DRAWING            16479A     NOV001             N/A            1/27/98      SAN JOSE       2,700.00
 N/A                  DC PLAN                16513     NOV001             N/A            3/17/98    WASHINGTON DC    1,675.00

Robinson Mills & Williams
 N/A               18F BLUEPRINT            9800594    ROB001             N/A            3/24/98      SAN JOSE          47.48
 N/A               18F EXPANTION            9800595    ROB001             N/A            3/24/98      SAN JOSE       4,315.90
 N/A               18F BLUEPRINT            9800596    ROB001             N/A            3/24/98      SAN JOSE          53.83
 N/A               18F EXPANTION            9800597    ROB001             N/A            3/24/98      SAN JOSE         672.87
 N/A               18F EXPANTION            9800039    ROB001             N/A            3/25/98      SAN JOSE          13.34
 N/A               18F EXPANTION            9800703    ROB001             N/A            4/14/98      SAN JOSE       6,487.50
 N/A               18F EXPANTION            9801137    ROB001             N/A            4/30/98      SAN JOSE       4,514.90
 N/A               18F EXPANTION            9801138    ROB001             N/A            4/30/98      SAN JOSE         228.00

                                                        SCHEDULE A

                                                      By and between
TO:                                 Transamerica Business Credit Corporation as Lender
                                                           And
Master Loan & Security Agreement        AboveNet Communications, Inc. as Borrower
UCCI Financing Statement
                                                     Dated May 29, 1998


Rocky Mountain Ram
 10            RAM UPGRAD       203543           ROC001              TO32M040U          3/18/98      SAN JOSE       1,328.00

Server Technology, Inc.
 N/A           REBOOT UNT        38875           SER001                 N/A             3/7/98       SAN JOSE       6,062.00

Sherman Tuan SHE001
  1             NOTEBOOK         30598            Fry's               1944868           3/6/98       SAN JOSE       2,432.03
  4            BATTERIES         12498    Craters & Freighters          N/A             2/6/98         N/A            693.78

Solar Depot
  4             INVERTER         58283           SOL001             PI/TE-SW5548        5/11/98      SAN JOSE      10,933.25
  4             INVERTER         57241           SOL001             PI/TE-SW4048        1/27/98      SAN JOSE      10,286.78
  3             INVERTER         57299           SOL001             PI/TE-SW4048        1/29/98      SAN JOSE       7,533.23
  4             INVERTER         57433           SOL001             PI/TE-SW4048        2/23/98      SAN JOSE       9,707.11
  1             INVERTER         57418           SOL001             PI/TE-SW4048        3/7/98       SAN JOSE       2,389.84
  3             INVERTER         57692           SOL001             PI/TE-SW5548        3/13/98      SAN JOSE       8,583.67
  4             INVERTER         58363           SOL001          PI/TE-SW5548/4048      5/5/98       SAN JOSE      11,214.92

                                                        SCHEDULE A

                                                      By and between
TO:                                 Transamerica Business Credit Corporation as Lender
                                                           And
Master Loan & Security Agreement        AboveNet Communications, Inc. as Borrower
UCCI Financing Statement
                                                     Dated May 29, 1998


Trucost Inc.
  1              NOC BACKUP         17157        TRU001           806010-3628           2/10/98      SAN JOSE       1,518.59

U-Tron
  2              586SYS/SAL         96605        UTR001           A-20-2120-0           1/23/98      SAN JOSE       2,602.83
  1              21'MONITOR         96570        UTR001           A-99-9999-9           1/23/98      SAN JOSE       1,259.88
  1               586SYS/SC         96543        UTR001           A-20-2120-0           1/23/98      SAN JOSE         696.49
  1               586SYS/BL         96526        UTR001           A-20-2120-0           1/23/98      SAN JOSE         636.65
  1            PENTIEM 133/166      96320        UTR001           A-20-2120-0           1/26/98      SAN JOSE         702.20
  1              MINITWR/JC         96560        UTR001           A-20-2120-0           1/26/98      SAN JOSE         625.83
  3              586 SYSTEM         97325        UTR001           A-20-4288-8           2/10/98      SAN JOSE       2,939.77
  1            COMPUTER SYSTEM      97993        TRU001           A-20-8550-0           2/27/98      SAN JOSE       1,452.43
  1            COMPUTER SYSTEM      99541        TRU001           A-20-8550-0            4/6/98      SAN JOSE       1,522.59
  1            COMPUTER SYSTEM      99540        TRU001           A-20-8550-0            4/6/98      SAN JOSE       2,598.21
  1            COMPUTER SYSTEM      99800        TRU001           A-20-2120-0           4/14/98      SAN JOSE       1,079.24
  1            COMPUTER SYSTEM      100078       TRU001           A-20-8550-0           4/21/98                     2,104.43

Westinghouse Electric
 22                BATTERY           3688        WES002             85 RC-33             1/8/98    WASHINGTON DC    1,700.00


LENDER:                                 BORROWER:
TRANSAMERICA BUSINESS CREDIT            ABOVENET COMMUNICATIONS, INC.
  CORPORATION


/s/  GARY P. MORO                       /s/  STEPHEN BELOMY
------------------------------          ------------------------------
Name:  Gary P. Moro                     Name: Stephen Belomy
Title: Vice President                   Title: Exec. V.P. & CEO